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                                                                    Exhibit 99.1

[IMS LOGO]



                                         NEWS


                                         FOR IMMEDIATE RELEASE

Contacts: Michael Gury                          Darcie Peck
          Communications                        Investor Relations
          (203) 319-4730                        (203) 319-4766



                  IMS HEALTH REPORTS $1.71 EARNINGS PER SHARE,
                    $0.20 ADJUSTED EPS FOR 2003 FIRST QUARTER

                   FIRST-QUARTER 2003 REVENUE RISES 8 PERCENT

FAIRFIELD, CT, April 15, 2003 -- IMS Health (NYSE: RX) today reported first-quarter diluted earnings per share of $1.71 on an SEC-reported basis, compared with $0.20 in the year-earlier period, and $0.20 per share on an adjusted basis, unchanged from the 2002 first quarter. Revenue for the quarter ended March 31, 2003 grew to $313.9 million, up 8 percent. Adjusted results measure the performance of ongoing IMS core operations, and exclude gains and losses on transactions, severance and impairment charges and certain other items. For a detailed reconciliation between SEC and adjusted results, see Tables 3 and 4. IMS is the world's leading provider of information solutions to the pharmaceutical and healthcare industries.

       "Our first-quarter performance reflects solid customer acceptance of our market-driven, value-added offerings," said David Thomas, IMS chairman and chief executive officer. "During the quarter, we continued to increase the pace of innovation, advance new product development and strengthen our consulting and service capabilities. We are


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in a strong position to achieve 2003 targets, despite the challenging economic environment."


FIRST-QUARTER 2003 RESULTS

       Revenue for the 2003 first quarter totaled $313.9 million, up 8 percent reported and 1 percent constant dollar year-over-year. Operating income on an SEC-reported basis was $41.2 million, compared with $82.1 million in the year-earlier quarter, down 50 percent. Adjusted operating income was $78.4 million, down 5 percent reported and 11 percent constant dollar. On an SEC-reported basis, net income for the quarter totaled $444.1 million and diluted earnings per share was $1.71. Adjusted net income totaled $51.6 million compared to $58.8 million in the year-earlier quarter, a 12 percent decline, and first-quarter 2003 diluted earnings per share was equal to the year-earlier quarter at $0.20 per share.

       Income from discontinued operations includes IMS's share of Cognizant Technology Solutions (CTS) income on an after-tax basis for the portion of the 2003 first quarter prior to the CTS split-off transaction, and for the full first quarter of 2002 (see Tables 1 and 2).

       Adjusted results exclude a one-time net gain of $494.5 million resulting from the divestiture of IMS's equity interest in CTS on February 6, 2003 via a split-off, as well as certain pre-tax charges totaling approximately $44.6 million, consisting primarily of severance, impairment and other charges. Adjusted results also exclude a $14.8 million after-tax impairment charge taken on IMS's equity investment in The TriZetto Group (Nasdaq: TZIX) and $42.5 million of tax provision, related to a number of items, including a Dun & Bradstreet (D&B) legacy tax transaction and subsequent related transactions. See Tables 3 and 4 for a reconciliation between SEC and adjusted results for the 2003 and 2002 first quarters, respectively.

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       Because IMS conducts business in more than 100 countries, foreign exchange affects reported financial results. IMS maintains a hedging program that limits the impact of foreign exchange currency fluctuations on earnings per share. The company provides constant-dollar financial results in order to reflect the elimination of year-over-year foreign currency fluctuation effects.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

       IMS's cash and cash equivalents as of March 31, 2003 totaled $285.6 million, compared with $289.3 million at the end of 2002. Total debt as of March 31, 2003 was $581.1 million, up from $529.8 million at the end of 2002. The December 31, 2002 balance sheet has been restated to present CTS on a discontinued operations basis (see Table 5).

ANALYST CONFERENCE CALL, PRESENTATION SLIDES HIGHLIGHTING Q1 RESULTS

       Executive management will review the company's performance during a conference call with analysts at 8 a.m. Eastern Time on Wednesday, April 16, 2003. Details for accessing the call can be found on the IMS website - WWW.IMSHEALTH.COM. Following the conference call, presentation slides highlighting IMS results will be available in the "Investors" area of the IMS website, under "Presentations & Analyst Calls."

ABOUT IMS HEALTH

       Operating in more than 100 countries, IMS is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.4 billion in 2002 revenue and nearly 50 years of industry experience, IMS offers leading-edge business intelligence products and services that are integral to clients' day-to-day

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operations, including marketing effectiveness solutions for prescription and over-the-counter pharmaceutical products; sales optimization solutions to increase pharmaceutical sales force productivity; and consulting and customized services that turn information into actionable insights.

                                       ###

THIS PRESS RELEASE INCLUDES STATEMENTS WHICH MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH IMS HEALTH BELIEVES THE EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE CORRECT. THIS INFORMATION MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OF IMS HEALTH TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO (I) THE RISKS ASSOCIATED WITH OPERATING ON A GLOBAL BASIS, INCLUDING FLUCTUATIONS IN THE VALUE OF FOREIGN CURRENCIES RELATIVE TO THE U.S. DOLLAR, AND THE ABILITY TO SUCCESSFULLY HEDGE SUCH RISKS, (II) TO THE EXTENT IMS HEALTH SEEKS GROWTH THROUGH ACQUISITIONS AND JOINT VENTURES, THE ABILITY TO IDENTIFY, CONSUMMATE AND INTEGRATE ACQUISITIONS AND VENTURES ON SATISFACTORY TERMS, (III) THE ABILITY TO DEVELOP NEW OR ADVANCED TECHNOLOGIES AND SYSTEMS FOR ITS BUSINESSES ON TIME AND ON A COST-EFFECTIVE BASIS, AND THE ABILITY TO IMPLEMENT COST-CONTAINMENT MEASURES, (IV) REGULATORY, LEGISLATIVE AND ENFORCEMENT INITIATIVES, PARTICULARLY IN THE AREAS OF MEDICAL PRIVACY AND TAX, (V) TO THE EXTENT UNFORESEEN CASH NEEDS ARISE, THE ABILITY TO OBTAIN FINANCING ON FAVORABLE TERMS, AND (VI) DETERIORATION IN ECONOMIC CONDITIONS, PARTICULARLY IN THE PHARMACEUTICAL, HEALTHCARE OR OTHER INDUSTRIES IN WHICH IMS HEALTH'S CUSTOMERS OPERATE. ADDITIONAL INFORMATION ON FACTORS THAT MAY AFFECT THE BUSINESS AND FINANCIAL RESULTS OF THE COMPANY CAN BE FOUND IN FILINGS OF THE COMPANY MADE FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     TABLE 1
                                   IMS HEALTH
                            SEC INCOME STATEMENT (A)
                           THREE MONTHS ENDED MARCH 31
                    (UNAUDITED, IN MILLIONS EXCEPT PER SHARE)

                                                                                                    % GROWTH    CONSTANT $
                                                                        2003 SEC      2002 SEC      REPORTED      GROWTH
                                                                       -----------   -----------  ------------  -----------
REVENUE
     SALES MANAGEMENT                                                     $  187.6      $  174.7        7%           0%
     MARKET RESEARCH                                                         115.0         102.9       12            4
     OTHER                                                                    11.3          12.0       (6)          (9)
                                                                       -----------   -----------
     TOTAL IMS SEGMENT                                                       313.9         289.7        8            1

OPERATING EXPENSES
     OPERATING COSTS                                                        (133.0)       (115.3)     (15)
     SELLING AND ADMINISTRATIVE                                              (85.8)        (80.6)      (6)
     DEPRECIATION AND AMORTIZATION                                           (16.8)        (11.7)     (43)
     SEVERANCE, IMPAIRMENT & OTHER CHARGES (D)                               (37.2)          0.0      N/M
                                                                       -----------   -----------
     TOTAL IMS SEGMENT                                                      (272.8)       (207.6)     (31)

OPERATING INCOME
     IMS SEGMENT                                                              41.2          82.1      (50)


INTEREST EXPENSE, NET                                                         (2.8)         (1.3)     N/M
GAINS (LOSSES) FROM INVESTMENTS, NET (E)                                      (0.9)         (1.2)     N/M
GAIN (LOSS) ON ISSUANCE OF INVESTEES' STOCK, NET (F)                          (0.3)          0.0      N/M
OTHER EXPENSE, NET (G)                                                       (10.8)         (0.7)     N/M
                                                                       -----------   -----------
PRETAX INCOME                                                                 26.4          78.9      (67)

PROVISION FOR INCOME TAXES (H)                                               (64.3)        (24.5)    (162)
TRIZETTO EQUITY LOSS, NET (B)                                                 (0.3)         (0.2)     (65)
TRIZETTO IMPAIRMENT CHARGE, NET (I)                                          (14.8)          0.0      N/M
                                                                       -----------   -----------
NET INCOME FROM CONTINUING OPERATIONS                                        (53.2)         54.2     (198)

INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                                  2.8           5.0      (45)
GAIN ON DISCONTINUED OPERATIONS - CTS (J)                                    494.5           0.0      N/M
                                                                       -----------   -----------
NET INCOME                                                             $     444.1   $      59.2      650

DILUTED EPS:
      INCOME FROM CONTINUING OPERATIONS                                      (0.20)          0.18    (211)
      INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                           0.01           0.02     (50)
      GAIN ON DISCONTINUED OPERATIONS - CTS (J)                               1.90           0.00     N/M
                                                                       -----------   -----------
      TOTAL DILUTED EPS                                                $      1.71   $       0.20     755%

SHARES OUTSTANDING:
     WEIGHTED AVERAGE DILUTED                                                260.0          293.2      11%
     END-OF-PERIOD ACTUAL                                                    244.6          289.5      16


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TABLES.

                                     TABLE 2
                                   IMS HEALTH
                          ADJUSTED INCOME STATEMENT (A)
                           THREE MONTHS ENDED MARCH 31
                    (UNAUDITED, IN MILLIONS EXCEPT PER SHARE)

                                                                2003             2002          % GROWTH       CONSTANT
                                                              ADJUSTED          ADJUSTED       REPORTED       $ GROWTH
                                                             ---------         ---------       --------       --------
REVENUE
     SALES MANAGEMENT                                        $   187.6         $   174.7           7%             0%
     MARKET RESEARCH                                             115.0             102.9          12              4
     OTHER                                                        11.3              12.0          (6)            (9)
                                                             ---------         ---------
     TOTAL IMS SEGMENT                                           313.9             289.7           8              1

OPERATING EXPENSES
     OPERATING COSTS                                            (133.0)           (115.3)        (15)
     SELLING AND ADMINISTRATIVE                                  (85.8)            (80.6)         (6)
     DEPRECIATION AND AMORTIZATION                               (16.8)            (11.7)        (43)
                                                             ---------         ---------
     TOTAL IMS SEGMENT                                          (235.5)           (207.6)        (13)

OPERATING INCOME
     IMS SEGMENT                                                  78.4              82.1          (5)           (11)

INTEREST EXPENSE, NET                                             (2.8)             (1.3)         N/M
OTHER EXPENSE, NET                                                (4.6)             (2.1)         N/M
                                                             ---------         ---------
PRETAX INCOME                                                     71.0              78.7         (10)

PROVISION FOR INCOME TAXES                                       (21.9)            (24.7)         11
TRIZETTO EQUITY LOSS, NET (B)                                     (0.3)             (0.2)        (65)
                                                             ---------         ---------
NET INCOME FROM CONTINUING OPERATIONS                             48.8              53.9          (9)%

INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                      2.8               4.9         (43)
                                                             ---------         ---------
NET INCOME                                                   $    51.6         $    58.8         (12)%

DILUTED EPS:
      INCOME FROM CONTINUING OPERATIONS                            0.19              0.18          6
      INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                0.01              0.02        (50)
                                                             ---------         ---------
      TOTAL DILUTED EPS                                      $     0.20        $     0.20          0%

SHARES OUTSTANDING:
     WEIGHTED AVERAGE DILUTED                                    260.0             293.2          11%
     END-OF-PERIOD ACTUAL                                        244.6             289.5          16

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TABLES.

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                                     TABLE 3
                                   IMS HEALTH
            RECONCILIATION FROM SEC TO ADJUSTED INCOME STATEMENT (A)
                        THREE MONTHS ENDED MARCH 31 2003
                    (UNAUDITED, IN MILLIONS EXCEPT PER SHARE)

                                                               SEC Q1          ADJUSTMENTS        ADJUSTED Q1
                                                              ----------       -----------        -----------
REVENUE
     SALES MANAGEMENT                                         $   187.6         $     0.0         $   187.6
     MARKET RESEARCH                                              115.0               0.0             115.0
     OTHER                                                         11.3               0.0              11.3
                                                              ----------        ----------        ----------
     TOTAL IMS SEGMENT                                            313.9               0.0             313.9

OPERATING EXPENSES
     OPERATING COSTS                                             (133.0)              0.0            (133.0)
     SELLING AND ADMINISTRATIVE                                   (85.8)              0.0             (85.8)
     DEPRECIATION AND AMORTIZATION                                (16.8)              0.0             (16.8)
     SEVERANCE, IMPAIRMENT & OTHER CHARGES (D)                    (37.2)             37.2               0.0
                                                              ----------        ----------        ----------
     TOTAL IMS SEGMENT                                           (272.8)             37.2            (235.5)

OPERATING INCOME
     IMS SEGMENT                                                   41.2              37.2              78.4

INTEREST EXPENSE, NET                                              (2.8)              0.0              (2.8)
GAINS (LOSSES) FROM INVESTMENTS, NET (E)                           (0.9)              0.9               0.0
GAIN (LOSS) ON ISSUANCE OF INVESTEES' STOCK, NET (F)               (0.3)              0.3               0.0
OTHER EXPENSE, NET (G)                                            (10.8)              6.2              (4.6)
                                                              ----------        ----------        ----------
PRETAX INCOME                                                      26.4              44.6              71.0

PROVISION FOR INCOME TAXES (H)                                    (64.3)             42.5             (21.9)
TRIZETTO EQUITY LOSS, NET (B)                                      (0.3)              0.0              (0.3)
TRIZETTO IMPAIRMENT CHARGE, NET (I)                               (14.8)             14.8               0.0
                                                              ----------        ----------        ----------
NET INCOME FROM CONTINUING OPERATIONS                             (53.2)            102.0              48.8

INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                       2.8               0.0               2.8
GAIN ON DISCONTINUED OPERATIONS - CTS (J)                         494.5            (494.5)              0.0
                                                              ----------        ----------        ----------

NET INCOME                                                    $   444.1            (392.6)        $    51.6

DILUTED EPS:
      INCOME FROM CONTINUING OPERATIONS                            (0.20)             0.39              0.19
      INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                 0.01              0.00              0.01
      GAIN ON DISCONTINUED OPERATIONS - CTS (J)                     1.90             (1.90)             0.00
                                                              ----------        ----------        ----------
      TOTAL DILUTED EPS                                       $     1.71             (1.51)       $     0.20

SHARES OUTSTANDING:
     WEIGHTED AVERAGE DILUTED                                     260.0               0.0             260.0
     END-OF-PERIOD ACTUAL                                         244.6               0.0             244.6

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TABLES.

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                                     TABLE 4
                                   IMS HEALTH
            RECONCILIATION FROM SEC TO ADJUSTED INCOME STATEMENT (A)
                        THREE MONTHS ENDED MARCH 31 2002
                    (UNAUDITED, IN MILLIONS EXCEPT PER SHARE)

                                                                SEC Q1       ADJUSTMENTS       ADJUSTED Q1
                                                              ----------     -----------       -----------
REVENUE
     SALES MANAGEMENT                                         $   174.7         $  0.0         $   174.7
     MARKET RESEARCH                                              102.9            0.0             102.9
     OTHER                                                         12.0            0.0              12.0
                                                              ----------     ----------        ----------
     TOTAL IMS SEGMENT                                            289.7            0.0             289.7

OPERATING EXPENSES
     OPERATING COSTS                                             (115.3)           0.0            (115.3)
     SELLING AND ADMINISTRATIVE                                   (80.6)           0.0             (80.6)
     DEPRECIATION AND AMORTIZATION                                (11.7)           0.0             (11.7)
                                                              ----------     ----------        ----------
     TOTAL IMS SEGMENT                                           (207.6)           0.0            (207.6)

OPERATING INCOME
     IMS SEGMENT                                                   82.1            0.0              82.1

INTEREST EXPENSE, NET                                              (1.3)           0.0              (1.3)
GAINS (LOSSES) FROM INVESTMENTS, NET (E)                           (1.2)           1.2               0.0
GAIN (LOSS) ON ISSUANCE OF INVESTEES' STOCK, NET (F)                0.0            0.0               0.0
OTHER EXPENSE, NET (G)                                             (0.7)          (1.4)             (2.1)
                                                              ----------     ----------        ----------
PRETAX INCOME                                                      78.9           (0.2)             78.7

PROVISION FOR INCOME TAXES (H)                                    (24.5)          (0.1)            (24.7)
TRIZETTO EQUITY LOSS, NET (B)                                      (0.2)           0.0              (0.2)
                                                              ----------     ----------        ----------
NET INCOME FROM CONTINUING OPERATIONS                              54.2           (0.3)             53.9

INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                       5.0           (0.1)              4.9
                                                              ----------     ----------        ----------

NET INCOME                                                    $    59.2           (0.4)        $    58.8

DILUTED EPS:
      INCOME FROM CONTINUING OPERATIONS                             0.18           0.0               0.18
      INCOME FROM DISCONTINUED OPERATIONS - CTS (C)                 0.02           0.0               0.02
                                                              ----------     ----------        ----------
      TOTAL DILUTED EPS                                       $     0.20           0.0         $     0.20

SHARES OUTSTANDING:
     WEIGHTED AVERAGE DILUTED                                     293.2            0.0             293.2
     END-OF-PERIOD ACTUAL                                         289.5            0.0             289.5

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TABLES.

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                                     TABLE 5
                                   IMS HEALTH
                    SELECTED CONSOLIDATED BALANCE SHEET ITEMS
                            (UNAUDITED, IN MILLIONS)

                                 MAR. 31, 2003          DEC. 31, 2002
                                 -------------          -------------
CASH AND CASH EQUIVALENTS          $  285.6               $  289.3

ACCOUNTS RECEIVABLE, NET              242.9                  215.9

SHORT-TERM DEBT                       256.1                  204.8

LONG-TERM DEBT                        325.0                  325.0


The December 31, 2002 balance sheet has been restated to present CTS on a discontinued operations basis, consistent with the March 31, 2003 presentation. Cash and cash equivalents and accounts receivable, net exclude CTS amounts in both periods.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL TABLES.

                                   IMS HEALTH
                            NOTES TO FINANCIAL TABLES

(a) "ADJUSTED INCOME STATEMENT" (TABLE 1) DIFFERS FROM THE "SEC INCOME STATEMENT" (TABLE 2) BY AMOUNTS THAT ARE DETAILED ON TABLES 3 AND 4. ADJUSTED RESULTS GENERALLY EXCLUDE ITEMS SUCH AS GAINS/LOSSES ON TRANSACTIONS, SEVERANCE AND IMPAIRMENT CHARGES, GAINS/LOSSES ON ISSUANCE OF INVESTEES' STOCK, ADJUSTMENTS TO TAX RESERVES RELATED TO D&B LEGACY TAX TRANSACTIONS, ETC. IMS MANAGEMENT BELIEVES THAT THE ADJUSTED RESULTS PROVIDE ADDED INSIGHT INTO THE COMPANY'S PERFORMANCE BY FOCUSING ON THE RESULTS GENERATED BY THE COMPANY'S ON-GOING CORE OPERATIONS. MANAGEMENT USES THE ADJUSTED RESULTS FOR ALL MEASUREMENT PURPOSES.

(b) TRIZETTO EQUITY LOSS IS BASED ON PRELIMINARY INFORMATION PROVIDED BY TRIZETTO AND INCLUDES IMS'S SHARE OF TRIZETTO RESULTS AS WELL AS PURCHASE ACCOUNTING AMORTIZATION EXPENSES.

(c) IMS DIVESTED ITS EQUITY INTEREST IN CTS ON FEBRUARY 6, 2003 VIA A SPLIT-OFF TRANSACTION. INCOME FROM DISCONTINUED OPERATIONS INCLUDES IMS'S SHARE OF CTS INCOME ON AN AFTER-TAX BASIS FOR THE PORTION OF THE FIRST QUARTER OF 2003 PRIOR TO THE SPLIT-OFF, AND FOR THE ENTIRE FIRST QUARTER OF 2002. PREVIOUSLY CTS HAD BEEN CONSOLIDATED INTO THE IMS HEALTH FINANCIAL STATEMENTS.

(d) IMS INCURRED $37.2 MILLION OF EXPENSE IN THE FIRST QUARTER OF 2003 FOR SEVERANCE, IMPAIRMENT AND OTHER CHARGES, INCLUDING SEVERANCE FOR APPROXIMATELY 80 EMPLOYEES, CONTRACT CANCELLATIONS AND IMPAIRMENTS, IDLE REAL ESTATE FACILITIES AND WRITEDOWNS OF ASSETS RELATED TO DISCONTINUED PRODUCTS. THESE AMOUNTS ARE EXCLUDED FROM ADJUSTED RESULTS BECAUSE THEY REPRESENT COSTS THAT ARE NOT RELATED TO IMS'S CORE OPERATIONS ON AN ON-GOING BASIS.

(e) LOSSES FROM INVESTMENTS, NET WERE $0.9 MILLION IN THE FIRST QUARTER OF 2003 AND $1.2 MILLION IN THE FIRST QUARTER OF 2002, RELATING PRIMARILY TO WRITE-DOWNS AND FEES FOR THE ENTERPRISES INVESTMENTS. THESE LOSSES ARE EXCLUDED FROM ADJUSTED RESULTS BECAUSE THEY RELATE TO NON-STRATEGIC INVESTMENTS AND ARE NOT RELATED TO IMS'S CORE BUSINESS OPERATIONS.

(f) LOSS ON ISSUANCE OF INVESTEES' STOCK, NET WAS $0.3 MILLION IN THE FIRST QUARTER OF 2003 AND ZERO IN THE FIRST QUARTER OF 2002. THESE LOSSES RELATE TO THE EXERCISE OF STOCK OPTIONS BY TRIZETTO EMPLOYEES AND ARE EXCLUDED FROM ADJUSTED RESULTS BECAUSE THEY ARE NOT RELATED TO IMS'S CORE BUSINESS OPERATIONS.

(g) OTHER EXPENSE, NET INCLUDES $0.4 MILLION OF EXPENSES FOR LEGAL FEES IN THE FIRST QUARTER OF 2003 AND 2002, RELATED TO THE IRI LITIGATION. THESE EXPENSES ARE EXCLUDED FROM ADJUSTED RESULTS BECAUSE THEY RELATE TO A D&B LEGACY MATTER AND ARE NOT RELATED TO IMS'S CORE BUSINESS OPERATIONS. IN ADDITION, OTHER EXPENSE, NET EXCLUDES A QUARTERLY PHASING ADJUSTMENT OF FOREIGN CURRENCY HEDGE GAINS (LOSSES), NET OF $5.8 MILLION IN THE FIRST QUARTER OF 2003 AND ($1.8) MILLION IN THE FIRST QUARTER OF 2002. THIS PHASING ADJUSTMENT IS MADE TO ADJUSTED RESULTS IN ORDER TO MORE CLOSELY MATCH THE TIMING OF FOREIGN EXCHANGE HEDGE GAINS (LOSSES) WITH THE OPERATING INCOME BEING HEDGED.

(h) THE TAX PROVISION FOR THE FIRST QUARTER OF 2003 INCLUDES A TAX BENEFIT OF $13.2 MILLION RELATED TO THE SEVERANCE, IMPAIRMENTS AND OTHER CHARGES, AND A TAX BENEFIT OF $2.6 MILLION IN THE FIRST QUARTER OF 2003 AND $0.1 MILLION IN THE FIRST QUARTER OF 2002 RELATED TO THE ITEMS DESCRIBED IN NOTES (E), (F) AND (G). THESE TAX BENEFITS ARE EXCLUDED FROM ADJUSTED RESULTS BECAUSE THE RELATED CHARGES ARE EXCLUDED FROM ADJUSTED RESULTS. IN ADDITION, THE TAX PROVISION FOR THE FIRST QUARTER OF 2003 INCLUDES AN ACCRUAL OF $69.6 MILLION RELATED TO A D&B LEGACY TAX AND SUBSEQUENT RELATED TRANSACTIONS. THIS TAX PROVISION IS EXCLUDED FROM ADJUSTED RESULTS BECAUSE IT RELATES TO LEGACY TAX AND SUBSEQUENT RELATED TRANSACTIONS AND IS NOT RELATED TO IMS'S CORE BUSINESS OPERATIONS. THE FIRST QUARTER 2003 TAX PROVISION ALSO INCLUDES A $13.9 MILLION TAX BENEFIT. ADJUSTED RESULTS INCLUDE A PHASING ADJUSTMENT TO DEFER $11.3 MILLION OF THIS BENEFIT TO RECOGNIZE IT RATABLY THROUGHOUT THE FULL YEAR. THIS PHASING ADJUSTMENT ALLOWS THE FULL YEAR EFFECTIVE RATE TO BE APPLIED IN EACH QUARTER TO ADJUSTED PRETAX RESULTS.

(i) THE TRIZETTO IMPAIRMENT CHARGE, NET REDUCED THE BOOK VALUE PER SHARE OF IMS' INVESTMENT IN TRIZETTO SHARES ($6.14 PER SHARE) DOWN TO THE MARCH 31, 2003 MARKET VALUE PER SHARE ($4.13). THIS CHARGE IS EXCLUDED FROM ADJUSTED RESULTS BECAUSE IT RELATES TO A NON-STRATEGIC INVESTMENT AND IS NOT RELATED TO IMS'S CORE BUSINESS OPERATIONS.

(j) THE SPLIT-OFF OF CTS DESCRIBED IN NOTE (C) GENERATED A NET GAIN OF $494.5 MILLION IN THE FIRST QUARTER OF 2003. THIS GAIN IS CALCULATED AS THE PROCEEDS FROM THE SPLIT-OFF LESS THE BOOK VALUE OF IMS'S INVESTMENT IN CTS AND TRANSACTION COSTS. NO TAX PROVISION IS PROVIDED AS THE SPLIT-OFF IS EXPECTED TO BE A TAX-FREE TRANSACTION. THIS GAIN IS EXCLUDED FROM ADJUSTED RESULTS AS IT RELATES TO THE DIVESTITURE OF THE CTS BUSINESS AND IS NOT RELATED TO IMS'S ONGOING CORE BUSINESS OPERATIONS.


       AMOUNTS PRESENTED IN THE FINANCIAL TABLES MAY NOT ADD DUE TO ROUNDING.

       THESE FINANCIAL TABLES SHOULD BE READ IN CONJUNCTION WITH IMS HEALTH'S FILINGS PREVIOUSLY MADE OR TO BE MADE WITH THE SECURITIES AND EXCHANGE COMMISSION.






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